SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2010

Health Enhancement Products, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30415	87-0699977
(Commission File Number)	(I.R.S. Employer Identification No.)

7740 East Evans Rd., Suite A100, Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(480) 385-3800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers

On June 28, 2010, the Registrant awarded each of John Gorman and Janet L. Crance warrants to purchase 500,000 shares of common stock , of which 250,000 were compensation for serving as directors, and the remaining 250,000 were compensation for serving as executive officers of the Registrant.

The warrants are fully vested, have an exercise price of $.15 per share and are exercisable until June 28, 2013.

Item 8.01 Other Events.

Effective June 23, 2010, the Registrant’s Certificate of Incorporation, as amended, was amended to increase the number of its authorized common shares from 100,000,000 to150,000,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2010	HEALTH ENHANCEMENT PRODUCTS, INC.

By /s/ Janet Crance
Janet L. Crance, Chief Administrative Officer

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